EXHIBIT 10.1

PARENTAL GUARANTEE

The undersigned Primary Licensee, RightCHOICE Managed Care, Inc., a Delaware Corporation, hereby certifies that it guarantees to the full extent of its assets, all of the contractual and financial obligations of the Controlled Affiliate Licensees, Healthy Alliance Life Insurance Company and HMO Missouri Inc., to their customers.

"Primary Licensee"


/s/  John A. O'Rourke                   March 26, 2001
John A. O'Rourke                        Date
Chairman and Chief Executive
Officer
RightCHOICE Managed Care, Inc.
A Delaware Corporation


"Controlled Affiliate Licensees"


/s/  John A. O'Rourke                   March 26, 2001
John A. O'Rourke                        Date
President
HMO Missouri, Inc.
A Missouri Corporation


/s/  John A. O'Rourke                   March 26, 2001
John A. O'Rourke                        Date
President
Healthy Alliance Life Insurance Company
A Missouri Corporation